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                        SUPPLEMENT DATED OCTOBER 23, 2003
                                       TO
                     THE STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST
                                  (the "Fund" )

         The Statement of Additional Information is hereby amended and supplemented to reflect that fixed income securities which are not traded on an exchange are to be valued based on the mean of bid and ask prices (or a yield equivalent thereof), obtained from market makers or brokers.

         Therefore, the disclosure in the below-referenced section of the Fund's Statement of Additional Information is hereby modified to reflect the foregoing.

         Statement of Additional Information: VALUATION OF SHARES

         The third sentence of the fourth paragraph of the section "VALUATION OF SHARES" is hereby deleted and replaced with the following:

         Bonds and other fixed income securities not priced in this manner are valued based on the mean of bid and ask prices (or a yield equivalent thereof), obtained from market makers or brokers or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation.

               Please retain this supplement for future reference.